UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 8, 2021

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Corvus Gold Inc.

(Exact name of registrant as specified in its charter)

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British Columbia, Canada	001-39437	98-0668473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1750, 700 West Pender Street Vancouver, British Columbia, Canada	V6C 1G8
(Address of Principal Executive Offices)	(Zip Code)

(604) 638-3246

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	KOR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2021, Corvus Gold Inc. (the "Company") appointed Ronald Largent as Executive Chairman of the Company, effective January 1, 2021. Mr. Largent has been a director on the Company's Board of Directors since March 11, 2019 and is an experienced mining executive, he most recently for AngloGold Ashanti from 1994 to 2017 and in the capacity of Chief Operating Officer - International from 2012 to 2017 and worked for AMAX Gold from 1988 to 1994.

Mr. Largent will receive additional compensation in relation to his appointment as Executive Chairman.  Mr. Largent's daily rate will increase to $2,500 per day with a base level retainer of $15,000 per month and, he will continue to receive his normal director fees of $3,000 per month. As a result of Mr. Largent's appointment as an executive of the Company, Mr. Largent was replaced on the Compensation Committee and Corporate Governance and Nominating Committee of the Company's Board of Directors.

Mr. Largent does not have a family relationship with any other member of the Board of Directors or any executive officer of the Company, and has not been a participant or had any interest in any transaction with the Company that is reportable under Item 404(a) of Regulation S-K. There is no arrangement or understanding between any of the Company's officers and directors and Mr. Largent pursuant to which he were selected to serve as an officer.

Item 7.01. Regulation FD Disclosure.

On January 13, 2021, the Company issued a press release reporting initial core results from the new Lynnda Strip discovery, Mother Lode Project, Nevada.  The press release also reports the appointment of Ronald Largent as Executive Chairman. A copy of the press release is attached to this report as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be "furnished" and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
99.1*	Press Release, dated January 13, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The foregoing exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corvus Gold Inc.

Date: January 13, 2021	By:	/s/ Jeffrey A. Pontius
Jeffrey A. Pontius
President & Chief Executive Officer